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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D. C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to 240.14a-12
INTERNATIONAL BANCSHARES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERNATIONAL BANCSHARES CORPORATION
Post Office Drawer 1359
Laredo, Texas 78042-1359

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2006

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of International Bancshares Corporation (the "Company") will be held at the LAREDO COUNTRY CLUB, 1415 Country Club Drive, Laredo, Texas, 78041 on Monday, May 15, 2006 at 7:00 p.m. for the following purposes:

  (1)
  To elect eleven (11) directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified;

  (2)
  To ratify the appointment of KPMG LLP as independent auditors for the 2006 fiscal year;

  (3)
  To consider and vote upon a proposal to approve the International Bancshares Corporation 2006 Executive Incentive Compensation Plan; and

  (4)
  To transact such other business as may lawfully come before the meeting or any adjournment thereof.

        Shareholders of record at the close of business on April 3, 2006 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. The Company's 2005 Annual Report is being furnished with this Proxy Statement to shareholders of record as of the close of business on April 3, 2006. The Annual Report does not constitute a part of this Proxy Statement or proxy solicitation material.

        In order to ensure the representation of a quorum at the meeting, shareholders who do not expect to attend the meeting in person are urged to sign the enclosed proxy and return it promptly to the Trust Division, International Bank of Commerce, P. O. Drawer 1359, Laredo, Texas 78042-1359. A return envelope is enclosed for that purpose.

INTERNATIONAL BANCSHARES CORPORATION
Dennis E. Nixon President
Dated: April 17, 2006

INTERNATIONAL BANCSHARES CORPORATION
1200 San Bernardo Avenue
Laredo, Texas 78040

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

        The Board of Directors of International Bancshares Corporation, a Texas corporation (the "Company") is soliciting proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, May 15, 2006 at 7:00 p.m., local time, at the Laredo Country Club, 1415 Country Club Drive, Laredo, Texas, 78041. The Company will pay for the cost of the proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders.

        It is expected that the solicitation of proxies will be primarily by mail. Proxies may be solicited personally by regular employees of the Company at a nominal cost. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting of the proxy by giving notice in person or in writing to the Secretary of the Company or by appearing at the Annual Meeting, giving notice of revocation of the proxy and voting in person. The approximate date on which this proxy statement and the accompanying form of proxy are first sent or given to security holders is April 17, 2006.

VOTING AT MEETING

        Only holders of record of common stock, par value $1.00 per share ("Common Stock"), of the Company at the close of business on April 3, 2006, (the "Record Date") shall be entitled to vote at the Annual Meeting. There were 63,268,337 shares of Common Stock issued and outstanding on the Record Date held of record by approximately 2,640 shareholders. Each owner of record on the Record Date is entitled to one vote for each share of Common Stock held.

        All shares entitled to vote represented by a properly executed and unrevoked proxy received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions given, but in the absence of instructions to the contrary, such shares will be voted affirmatively. Persons empowered as Proxies will also be empowered to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof. If any nominee for director shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board of Directors recommends.

        A quorum for the transaction of business at the Annual Meeting requires representation, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock. The judges of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. A quorum with respect to any specific proposal to be voted on at the Annual Meeting requires representation, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on the proposal. Abstentions will be treated as present and entitled to vote with respect to any proposal submitted to the shareholders for a vote for purposes of determining both the presence of a quorum with respect to such proposal and the approval of such proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, the holder(s) of such shares will not be considered as present and entitled to vote with respect to such matter for purposes of determining either the presence of a quorum with respect to such matter or the approval of such matter. With respect to any proposal other than the election of directors, such proposal shall be determined by the affirmative vote of the holders of a majority of the shares of Common Stock represented, in person or by proxy, at the meeting and entitled to vote thereon. Thus, abstentions with respect to any such matter will have the same legal effect as a vote against such matter, while broker non-votes will not affect the outcome of such matter. With respect to the election of directors, the directors shall be elected by a plurality vote of the holders of shares of Common Stock present at the meeting and entitled to vote thereon.

PROPOSAL—1

ELECTION OF DIRECTORS

        Eleven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each director is to hold office until the next Annual Meeting and until his/her successor is elected and qualified. The Proxies named in the accompanying proxy card, who have been designated by the Board of Directors of the Company, intend to vote for the following nominees, unless otherwise instructed in such proxy card. Certain information concerning each nominee is set forth below, including information regarding each nominee's positions with International Bank of Commerce, the Company's lead bank subsidiary ("IBC"):

Nominee for Director	Served as Director Since (1)(3)	Age	Principal Occupation (2)
Lester Avigael	1966	79	Retail Merchant and Director of IBC
Irving Greenblum	1981	76	International Investments & Real Estate
R. David Guerra	1993	53	Vice President of the Company since 1986 and President of the IBC Branch in McAllen, Texas and Director of IBC
Daniel B. Hastings Jr.	2000	58	Licensed U.S. Custom Broker and Director of IBC since 2000
Richard E. Haynes	1977	63	Attorney at Law; Real Estate Investments; and Director of IBC
Imelda Navarro	2002	48	Treasurer of the Company since 1982 and Senior Executive Vice President of IBC and Director of IBC since 2002
Sioma Neiman	1981	78	International Entrepreneur
Peggy J. Newman	1997	74	Real Estate Investments; President of Newman Poultry Co. and Director of IBC
Dennis E. Nixon	1975	63	Chairman of the Board of the Company since May 1992 and President of the Company since 1979; President, Chief Executive Officer and Director of IBC
Leonardo Salinas	1976	72	Real Estate Investments and Director of IBC
Antonio R. Sanchez, Jr.	1995	63	Chairman of the Board of Sanchez Oil & Gas Corporation; Investments; and Director of IBC

(1)
Includes time served as director of IBC prior to July 28, 1980 when the Company became the successor issuer to IBC.

(2)
Except as otherwise noted, each nominee has held the office indicated or other offices in the same company for the last five years.

(3)
Leonardo Salinas, who had served as Vice President of the Company and Senior Executive Vice President of IBC, retired as of June 30, 2000.

        None of the nominees for director and none of the executive officers of the Company have a family relationship with any of the other nominees for director or executive officers.

        None of the above nominees is a director of any other company which has a class of securities registered under, or is required to file reports under, the Securities Exchange Act of 1934 or of any company registered under the Investment Company Act of 1940.

The Board of Directors recommends a vote "FOR" each named nominee.

EXECUTIVE OFFICERS

        The executive officers of the Company are Dennis E. Nixon, President and Chairman of the Board; R. David Guerra, Vice President; and Imelda Navarro, Treasurer, all of whom are nominees for director.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  Audit Committee

        The Audit Committee of the Board of Directors during 2005 consisted of Lester Avigael, Irving Greenblum and Richard E. Haynes. The Committee met four times during the 2005 fiscal year. Each member of the Committee attended all four meetings except for Richard E. Haynes who missed one meeting. The primary functions of the Audit Committee are to recommend the appointment of the independent auditors; to review annual and quarterly financial reports and to review the results of audits by the internal auditor and the independent auditors. Under applicable law, the Audit Committee is required to review with management and the independent auditors the basis for all financial reports. The Board of Directors has adopted a separate Audit Committee Charter. The charter for the Audit Committee is attached as Annex A to this Proxy Statement.

        The Company's Board of Directors has determined that none of the Audit Committee members meets the audit committee financial expert criteria as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). While it might be possible to recruit a person who qualifies solely as a financial expert, the Board does not believe that the candidates would meet the other criteria that the Board has established for Board and Audit Committee members. The Board has determined that in order to fulfill all of the functions of the Board and Audit Committee, each member of the Board and the Audit Committee should meet all the criteria that have been established by the Board, and it is not in the best interest of the Company to nominate as a director someone who does not have all the experience, attributes and qualifications that we seek to further the interests of the Company. The Audit Committee consists of three directors, all of whom are independent within Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, and each of whom has been selected for the Audit Committee by the Board based on the Board's determination that they are fully qualified to (i) review and understand the Company's financial statements, (ii) monitor the performance of management, (iii) monitor the Company's internal accounting operations, (iv) monitor the independent auditors, and (v) monitor the disclosures of the Company to the end that they fairly present the Company's financial condition and results of operations. In addition, the Audit Committee has the ability, on its own, to retain independent accountants or other consultants whenever it deems appropriate. The Board of Directors believes that this is fully equivalent to having a financial expert on the Audit Committee.

  Stock Option Plan Committee

        The Stock Option Plan Committee of the Board of Directors during 2005 consisted of Lester Avigael, Irving Greenblum and Richard E. Haynes. The Committee met three times during the 2005 fiscal year.

Each member of the Committee attended all three meetings. The primary function of the Stock Option Plan Committee is the administration of the 2005 International Bancshares Corporation Stock Option Plan. Each member is independent within Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

  Salary and Steering Committee of IBC

        The Company's Board of Directors does not have a compensation committee or a committee performing similar functions. Since all cash compensation paid to executive officers of the Company is paid by the Company's lead bank subsidiary, IBC, the Salary and Steering Committee of IBC's Board of Directors is responsible for making recommendations to the IBC Board of Directors regarding each executive officer's compensation. The Salary and Steering Committee of IBC's Board of Directors during 2005 consisted of Lester Avigael, Daniel B. Hastings, Jr. and Richard E. Haynes. The Salary and Steering Committee met once during the 2005 fiscal year. Each member of the Committee attended the meeting. Each member is independent within Rule 4200(a)(15) of the National Association of Securities dealers listing standards.

  Board Nominations

        The Company's Board of Directors does not have a standing nominating committee or any other committee performing similar functions. The Company's Board of Directors has adopted a resolution setting forth certain Guidelines Regarding Nomination of Directors. The Company has not established a separate nominating committee because it desires active participation of all Board members in the analysis and process of making nominations. In addition, nominees are recommended, for selection by the whole Board of Directors, by a majority of the Company's directors who are "independent" as defined in Rule 4200 (a) (15) of the National Association of Securities Dealers listing standards. The Board believes that these measures maintain the integrity of the nomination process in the same manner that establishing a nominating committee would. The Guidelines are available on the Company's website at www.ibc.com.

        Pursuant to the Guidelines, the independent directors seek to recommend individuals as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of shareholders. The independent directors utilize a variety of methods for identifying and evaluating director nominees. The independent directors will consider director candidates recommended by shareholders if provided with the following: (i) evidence in accordance with Rule 14a-8 under the Exchange Act of compliance with shareholder eligibility requirements; (ii) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate; (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and, (iv) all information regarding the candidate(s) and the submitting shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors. Any recommendations received from shareholders will be evaluated in the same manner that other potential nominees are evaluated. Any shareholder that wishes to present a director candidate for consideration should submit the information identified above pursuant to the procedures set forth below under "Communication with the Board of Directors."

  Attendance at Board Meetings

        During 2005, the Board of Directors held ten meetings. All of the directors attended at least 75% of the aggregate of the total number of meetings of the Company's Board of Directors, except for Sioma Neiman who attended fewer than 75% of such meetings.

  Executive Sessions of Board of Directors

        In addition to Board meetings, non-employee directors meet periodically in executive session without members of management present. The non-employee directors met in executive session once during 2005.

ANNUAL MEETING ATTENDANCE

        The Company encourages all members of its Board of Directors to attend the annual meetings of shareholders, but it has not adopted a formal policy requiring attendance. All of the members of the Board of Directors of the Company who were directors at the time of the 2005 annual meeting of shareholders attended such meeting, except for Sioma Neiman.

PRINCIPAL SHAREHOLDERS

        Insofar as is known to the Company, no person beneficially owned, as of April 3, 2006, more than five percent of the outstanding Common Stock of the Company, except as follows:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned as of April 3, 2006	Percent of Class
A. R. Sanchez Jr. (1) P.O. Box 2986 Laredo, Texas 78040	11,810,463	18.62%

(1)
Mr. Sanchez owns directly and has the sole power to vote and to dispose of 2,681,420 shares. The shares shown for Mr. Sanchez include 2,589,850 shares owned by the Alicia M. Sanchez Charitable Lead Annuity Trust. Mr. Sanchez serves as a trustee of this trust and has the sole power to vote and dispose of such shares. The shares shown for Mr. Sanchez also include 3,692,837 additional shares held by trusts in which various family members, including his children, have a vested interest in the income and corpus and for which Mr. Sanchez serves as trustee or co-trustee. Of such amount, Mr. Sanchez has shared power to vote and to dispose of 864,000 shares and has sole power to vote and to dispose of 2,828,837 shares. The shares shown for Mr. Sanchez also include (i) 432,476 shares held indirectly by a limited partnership, the general partner of which is a limited liability company for which Mr. Sanchez serves as a manager; (ii) 2,014,988 shares held by a limited partnership, the managing general partner of which is a corporation of which Mr. Sanchez is the president and sole shareholder; and (iii) 398,892 shares held by the Sanchez Family Foundation, of which Mr. Sanchez is a director.

SECURITY OWNERSHIP OF MANAGEMENT

        Based upon information received from the persons concerned, each of whom is a director and nominee for director, the following individuals and all directors and executive officers of the Company as a group owned beneficially as of April 3, 2006, the number and percentage of outstanding shares of Common Stock of the Company indicated in the following table:

Name of Individual or Identity of Group	Shares Beneficially Owned as of April 3, 2006		Percent of Class
Lester Avigael (1)	480,966		*
Irving Greenblum (2)	588,951		*
R. David Guerra (3)	374,706	+	*
Daniel B. Hastings, Jr.	113,439		*
Richard E. Haynes	44,328		*
Imelda Navarro (4)	281,932	+	*
Sioma Neiman (5)	825,772		1.30%
Peggy J. Newman	15,445		*
Dennis E. Nixon (6)	2,139,637	+	3.37%
Leonardo Salinas (7)	139,801		*
A. R. Sanchez Jr. (8)	11,810,463		18.62%
All Directors and Executive Officers as a group (11 persons) (9)	16,815,715		26.52%

*
Ownership of less than one percent

+
Includes shares which are issuable upon the exercise of options exercisable on or prior to June 1, 2006 ("currently exercisable options").

(1)
The holdings shown for Mr. Avigael include 373,656 shares held in the name of Avigael Investments and 29,487 shares which he holds as trustee for the benefit of his grandchildren which he has the power to dispose of and to vote.

(2)
The holdings shown for Mr. Greenblum include 80,301 shares held in a family limited partnership, which he has the power to dispose of and to vote. The holdings for Mr. Greenblum include 70,416 shares held in his wife's name.

(3)
The holdings shown for Mr. Guerra include 6,832 shares issuable upon the exercise of currently exercisable options. The holdings shown for Mr. Guerra include 357,874 shares held jointly with his wife and 10,000 shares held in a family limited partnership, which he has the power to dispose of and to vote.

(4)
The holdings shown for Ms. Navarro include 35,389 shares issuable upon the exercise of currently exercisable options.

(5)
The holdings shown for Mr. Neiman are in the name of Inar Investments, Corp., of which he is the Managing Director.

(6)
The holdings shown for Mr. Nixon include 106,340 shares issuable upon the exercise of currently exercisable options. The holdings shown for Mr. Nixon also include 14,514 shares held in his wife's name.

(7)
The holdings shown for Mr. Salinas include 46,875 shares held in a family limited partnership, which he has the power to dispose of and to vote.

(8)
Mr. Sanchez owns directly and has the sole power to vote and to dispose of 2,681,420 shares. The shares shown for Mr. Sanchez include 2,589,850 shares owned by the Alicia M. Sanchez Charitable Lead Annuity Trust. Mr. Sanchez serves as a trustee of this trust and has the sole power to vote and dispose of such shares. The shares shown for Mr. Sanchez also include 3,692,837 additional shares held by trusts in which various family members, including his children, have a vested interest in the income and corpus and for which Mr. Sanchez serves as trustee or co-trustee. Of such amount, Mr. Sanchez has shared power to vote and to dispose of 864,000 shares and has sole power to vote and to dispose of 2,828,837 shares. The shares shown for Mr. Sanchez also include (i) 432,476 shares held indirectly by a limited partnership, the general partner of which is a limited liability company for which Mr. Sanchez serves as a manager; (ii) 2,014,988 shares held by a limited partnership, the managing general partner of which is a corporation of which Mr. Sanchez is the president and sole shareholder; and (iii) 398,892 shares held by the Sanchez Family Foundation, of which Mr. Sanchez is a director.

(9)
The holdings shown for all directors and executive officers as a group include 148,561 shares issuable upon the exercise of currently exercisable options.

        Except as reflected in the notes to the preceding table, each of the individuals listed in the table owns directly the number of shares indicated in the table and has the sole power to vote and to dispose of such shares.

EXECUTIVE COMPENSATION

Summary

        The following table contains information concerning the compensation awarded during each of the last three years for the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 in 2005.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation Securities Underlying Options
Name and Principal Position					All Other (3) Compensation
	Year	Salary (1)	Bonus (2)
Dennis E. Nixon Chairman of the Board, President and Director of the Company; President, CEO and Director of IBC	2005 2004 2003	$492,764 480,794 462,375	$1,200,000 1,100,000 1,100,000	— — —	$18,050 16,002 15,436
R. David Guerra Vice President and Director of the Company; President of IBC branch in McAllen, Texas and Director of IBC	2005 2004 2003	$250,640 239,431 231,907	$61,470 60,648 61,308	— — —	$16,711 14,632 14,203
Imelda Navarro Treasurer and Director of the Company, Senior Executive Vice President and Director of IBC	2005 2004 2003	173,125 174,085	$61,579 50,818 47,938	— — —	$12,846 11,492 11,158

(1)
These amounts do not include certain perquisites and other personal benefits, securities or property received by the officers which did not exceed the lesser of $50,000 or 10% of such executive officer's total salary and bonus set forth in the table; however, such amounts include directors fees as well as certain expense allowances. All cash compensation paid to the named officers was paid by IBC. The Company does not pay any cash compensation to any officer.

(2)
All amounts shown in this column are discretionary cash bonuses except $600,000 paid to Mr. Nixon for services rendered in 2005, $550,000 in 2004 and $550,000 in 2003 pursuant to the Executive Incentive Compensation Plan.

(3)
All amounts shown in this column consist of funds contributed or allocated by the Company pursuant to the Company's Employee Profit Sharing Plan and Trust, a deferred profit sharing plan for employees with one year of continual employment.

Compensation of Directors

        Each director of the Company and each director of IBC receives compensation for his services as a director in the amount of $900 for each board meeting of the Company or IBC and $300 for each meeting of a board committee he attends. Salaried officers who are directors are not compensated for committee meetings. No stock options or other equity-based awards are granted to non-employee board members. The director fees paid to the named executive officers are included in the salary totals set forth in the Summary Compensation Table above.

Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2005, with respect to the Company's compensation plans under which equity securities are authorized for issuance:

	(A)	(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity Compensation plans approved by security holders	1,458,308	$16.35	110,950
Equity Compensation plans not approved by security holders (1)	167,847	$10.66	—

Total	1,626,155	$15.76	110,950

(1)
The Company granted non-qualified stock options exercisable for a total of 167,847 shares, adjusted for stock dividends, of Common Stock to certain employees of the GulfStar Group. The grants were not made under any of the approved Stock Option Plans. The options are exercisable for a period of seven years and vest in equal annual increments over a period of five years. All options granted to the GulfStar Group employees had an option price of not less than the fair market value of the Common Stock on or about the date of grant.

Stock Options

        During 2005, the Company granted options to certain of the named executive officers of the Company. The following table reflects certain information concerning grants of options made by the Company during 2005 to the named executive officers of the Company.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
		Percent of Total Options Granted to Employees In Fiscal Year
	Number of Securities Underlying Options Granted (1)
			Exercise or Base Price ($/Sh)	Expiration Date	5%($) (2)	10%($) (2)
Dennis E. Nixon	—	—	—	—	—	—
R.David Guerra	1,750.48%		29.50	10/14/13	24,633	57,154
Imelda Navarro	2,500.68%		29.50	10/14/13	35,194	81,632

1)
The options shown in the table are incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, each of which were granted under the Company's 2005 International Bancshares Corporation Stock Option Plan with an exercise price equal to the fair market value on the date of grant. A six year vesting schedule (5%; 10%; 15%; 20%; 25% and 25%) is used for all these options and all the options will expire eight years from the date of grant, subject to earlier termination pursuant to the terms and provisions of the Plan and the Stock Option Agreement.

2)
The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of the Company's common stock and overall stock market conditions. There can be no assurances that the amounts reflected will be achieved.

        The following table reflects certain information regarding individual exercises of stock options with respect to the Common Stock during 2005 by each of the named executive officers of the Company.

AGGREGATED OPTION EXERCISES IN 2005
AND FY-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Shares Underlying Unexercised Options at 12/31/05 Exercisable/Unexercisable (#)	Value of Unexercised In-the-Money Options at 12/31/05 Exercisable/Unexercisable ($) (1)
Dennis E. Nixon	—	—	106,340/—	2,241,635/—
R. David Guerra	—	—	6,832/3,458	102,928/25,732
Imelda Navarro	16,981	409,204	35,389/3,720	651,781/18,380

(1)
Based on market value of underlying shares minus aggregate exercise price.

Treasury Stock:

        Share repurchases are only conducted under a publicly announced repurchase program approved by the Board of Directors or in connection with the cashless exercise of stock options of the Company. The following table includes information about share repurchases for the quarter ended December 31, 2005.

	Total Number of Shares Purchased	Average Price Paid Per Share	Shares Purchased as Part of a Publicly- Announced Program	Approximate Dollar Value of Shares Available for Repurchase (1)
October 1—October 31, 2005	830	$35.54	—	$20,769,000
November 1—November 30, 2005	675	29.81	675	20,749,000
December 1—December 31, 2005	1,191	29.51	1,191	20,714,000

	2,696	$31.44	1,866

(1)
The formal stock repurchase program was initiated in 1999 and has been expanded periodically through 2006. The current program allows for the repurchase of up to $175,000,000 of treasury stock through December 2006 of which $20,714,000 remains.

REPORT OF THE SALARY AND STEERING COMMITTEE

        The Company's compensation package for each of its executive officers consists of base salary, annual discretionary bonus and a discretionary incentive stock option grant. Also, certain executive officer(s) may receive compensation pursuant to the Company's Executive Incentive Compensation Plan. Stock option grants are determined by the Company's Stock Option Plan Committee and are discussed under that Committee's separate report below. All cash compensation paid to executive officers of the Company is paid by IBC. Base salary levels and annual bonuses are recommended by the Salary and Steering Committee of IBC (the "Committee"). The Committee during 2005 consisted of Lester Avigael, Daniel B. Hastings, Jr. and Richard E. Haynes. Each member of the Committee is independent within the of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

        The Committee reviews, discusses and analyzes the proposed compensation for each of the Company's executive officers. Before a vote is taken, members have an opportunity to ask for additional information, to raise and discuss further questions and to consult outside consultants and/or separate legal counsel. The Committee's recommendations regarding each executive officer's compensation is subjective with regard to both the base salary and bonus. Although the annual financial performance of IBC is the most important factor in the subjective analysis, non-financial goals are also considered by the Committee. Further, the Committee considers the aggregate amounts and mix of all the components of compensation when determining any single component thereof. The bonus program is intended to compensate each executive officer for the officer's contribution to IBC's financial performance during the previous year. At the end of each year based on the financial performance of IBC as well as the perceived non-financial contribution by each executive officer, a base salary recommendation for the next year and a bonus recommendation for the previous year is made for each executive officer by the Committee. The overall bonus pool for executive officers is affected by the earnings performance of IBC for the previous year. All base salary and bonus recommendations of the Committee are subject to final approval of the Board of Directors of IBC.

        With respect to the compensation of Mr. Nixon, the CEO of the Company, the Committee members recommend to the Board of Directors of IBC the CEO's salary and bonus based on its subjective determination. In determining the CEO compensation, the Committee reviews the objectives of the Company for the previous year and the attainment thereof, including, but not limited to, the Company's financial performance. For services rendered to IBC in 2005, Mr. Nixon received a cash bonus under IBC's discretionary cash bonus program of $550,000. During 2005, the Company met both the return on average total assets and the return on average total shareholders' equity targets established pursuant to the 1997 Executive Incentive Compensation Plan (the "EICP") by the Committee. Accordingly, Mr. Nixon received an incentive award under the EICP of $600,000 for services rendered to the Company during 2005. The amounts of the cash bonus and the incentive award were largely affected by the strong financial results of the Company during 2005, which included (i) net income of $141 million, or $2.21 per share-basic, an amount which represents a 15.1% increase in earnings per share compared to the previous year, (ii) the Company's return on average total assets of 1.37% and (iii) the Company's return on average total shareholders' equity of 17.97%. Based on this review, the Committee finds Mr. Nixon's total compensation in the aggregate to be reasonable and not excessive. The Company's compensation package for each of its executive officers consists of base salary, annual discretionary bonus and a discretionary incentive stock option grant. Also, certain executive officer(s) may receive compensation pursuant to the Company's Executive Incentive Compensation Plan. Stock option grants are determined by the Company's Stock Option Plan Committee and are discussed under the Committee's separate report below. All cash compensation paid to executive officers of the Company is paid by IBC.

        The Salary and Steering Committee has considered the limitations on deductibility of compensation of the named executive officers under Section 162(m) of the Internal Revenue Code. The Steering Committee's current policy is to seek to ensure that substantially all such compensation is deductible under Section 162(m) when paid. Nevertheless, there can be no assurance that all compensation will be deductible under Section 162(m). In addition, the Salary and Steering Committee reserves the right to use its judgment to authorize compensation payments that may not be deductible under Section 162(m) when the Committee believes such payments are appropriate and in the best interests of the Company and its shareholders. This report is submitted on behalf of the Salary and Steering Committee, Lester Avigael, Daniel B. Hastings and Richard E. Haynes.

REPORT OF THE STOCK OPTION PLAN COMMITTEE

        The Stock Option Plan Committee of the Board of Directors determines the stock option grants to executive officers and key salaried employees of the Company. The Company awarded 4,250 options to the Executive Officers of the Company during the 2005 fiscal year. The Stock Option Plan Committee met three times during the 2005 fiscal year. The primary purpose of the Company's Stock Option Plan is to increase the interest of the executive and key salaried employees of the Company, the subsidiary banks and non- bank subsidiaries in its future growth and success through the added incentive created by the opportunity afforded for stock ownership under the Plan. The size of the option grants were determined by the Stock Option Plan Committee based upon a subjective assessment of the respective employee's performance, compensation level and other factors. The exercise price of each option equaled the fair market value of the Common Stock as of the date of grant. This report is submitted on behalf of the Stock Option Plan Committee, Lester Avigael, Irving Greenblum and Richard E. Haynes.

REPORT OF THE AUDIT COMMITTEE

        The Company's Audit Committee is responsible for providing objective and independent oversight of the Company's accounting functions and internal controls. Such oversight responsibility includes, but is not limited to, making recommendations concerning the engagement of independent auditors, reviewing the consolidated financial statements and the scope of the independent annual audit, reviewing and reassessing the adequacy of the Audit Committee's charter, reviewing with the independent auditors the results of their audit, considering the range of audit and non-audit fees, monitoring internal financial and accounting controls and performing such other oversight functions as may be requested from time to time by the Board of Directors. The Audit Committee reviewed internal controls independently of management and corporate staff and reviewed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2005, with management and the independent auditors. Management has the responsibility for the preparation, presentation and integrity of the Company's consolidated financial statements and the independent auditors have the responsibility for auditing the Company's consolidated financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

REPORT:

        The Audit Committee has:

        —reviewed and discussed the audited consolidated financial statements with management;

        —discussed with the independent auditors the matters required to be discussed by SAS 61; and

        —received the required information and communications from the independent auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence.

        Based on the review and discussions with management and the Company's independent auditors referenced above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC.

        The Board of Directors has determined that the members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The Audit Committee has adopted a written charter.

        This report is submitted on behalf of the Audit Committee.

Lester Avigael                Irving Greenblum                Richard E. Haynes

        This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table sets forth the aggregate fees billed to International Bancshares Corporation for each of the years ended December 31, 2005 and 2004 by the Company's principal accountant firm, KPMG LLP.

	December 31,
	2005	2004
Audit fees	$1,539,177	$903,958
Audit-related fees (1)	5,512	132,488

Audit and audit related fees	1,544,689	1,036,446
Tax fees (2)	223,538	134,145
All other fees	—	—

Total fees	$1,768,227	$1,170,591

(1)
Audit related fees consisted principally of fees for due diligence services.

(2)
Tax fees consisted of fees for tax consultation and tax compliance services.

        None of the audit related fees or tax fees billed in 2005 or 2004 were provided under the de minimis exception to the Audit Committee pre-approval requirements.

        The Audit Committee has considered whether the provision of services covered in billings included under the "All Other Fees" category listed above is compatible with maintaining the principal auditors' independence. The Audit Committee has concluded that the provisions of such services would not jeopardize the independence of KPMG LLP as the Company's principal auditors. The Audit Committee's Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Company by the independent accountants; provided, however, that the Audit Committee may specifically authorize its Chairman to pre-approve the provision of any non-audit service to the Company. Pre-approval is sought for each particular service and is subject to specific engagement authorization from the Audit Committee. These services may include audit services, audit related services, tax services and other services.

        Representatives from KPMG LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from shareholders.

SALARY AND STEERING COMMITTEE AND STOCK OPTION
PLAN COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Salary and Steering Committee or the Stock Option Plan Committee was an officer or employee of the Company or any of its subsidiaries in 2005 nor was any member formerly an officer or employee of the Company or any of its subsidiaries. Some of the members of the Salary and Steering Committee, and some of these persons' associates, are current or past customers of one or more of the Company's subsidiaries. Since January 1, 2005, transactions between these persons and such subsidiaries have occurred, including borrowings. In the opinion of management, all of the transactions have been in the ordinary course of business, have had substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility. Additional transactions may take place in the future.

DIRECTOR INDEPENDENCE

        The Company's Board of Directors has determined that a majority of its members are "independent" as defined in Rule 4200 (a) (15) of the National Association of Securities Dealers listing standards. As of April 3, 2006, the following members of the Board of Directors are not independent: Imelda Navarro, Dennis E. Nixon, R. David Guerra, and Antonio R. Sanchez, Jr.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Shareholders may communicate directly with the Board of Directors. All communications should be in writing and directed to the Company's Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors. The Company's Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed appropriate, the Company's Corporate Secretary will forward correspondence to the Chairman of the Board or any specific director to whom the correspondence is directed. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Marisa V. Santos
Corporate Secretary
International Bancshares Corporation
P. O. Box 1359
Laredo, Texas 78042

CODE OF ETHICS

        The Company has adopted a code of business conduct and ethics for executive officers (including the Company's Chief Executive Officer and Chief Financial Officer), known as the International Bancshares Code of Ethics for Financial Professionals. The Company also maintains a code of ethics for all employees and directors, known as the International Bancshares Code of Ethics. The International Bancshares Code of Ethics for Financial Professionals and the International Bancshares Code of Ethics are available on the Company's website at www.ibc.com. Any amendment to, or waiver of, the Code of Ethics for Financial Professionals will be disclosed on such Company website.

Financial Performance

        The following graph illustrates the cumulative return experienced by the Company's shareholders for the period commencing on December 31, 2000 and ending at year end 2005 as compared with the cumulative total returns of the other companies included within the Standard & Poor's 500 Stock Index and Standard & Poors 500 Bank Index. The calculations were prepared on a dividends-reinvestment basis.

TOTAL RETURN ANALYSIS

INTERNATIONAL BANCSHARES CORPORATION
VS. MARKET INDICES
YEAR END: 12/31/00 TO 12/31/05

Company / Index	Dec00	Dec01	Dec02	Dec03	Dec04	Dec05
INTERNATIONAL BANCSHARES CORP	100	158.04	188.35	287.92	306.70	292.09
S&P 500 INDEX	100	88.11	68.64	88.33	97.94	102.75
S&P 500 BANKS	100	100.02	98.99	125.39	143.47	141.37

INTEREST OF MANAGEMENT IN
CERTAIN TRANSACTIONS

        Some of the directors, executive officers and nominees for directors of the Company and principal shareholders of the Company and their immediate families and the companies with which they are associated were customers of, and had banking transactions with, the Company's subsidiary banks in the ordinary course of the subsidiary banks' business during 2005, and the Company anticipates that such banking transactions will continue in the future. All loans and commitments to loan included in such banking transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing in the industry at the time for comparable transactions with other persons, which indebtedness is fully performing and complies with Federal lending restrictions included in section 22(h) of the Federal Reserve Act (12 U.S.C. 375b). The indebtedness, in the opinion of management of the Company, did not involve more than a normal risk of collectibility or present other unfavorable features.

        IBC and Sanchez Oil & Gas Corporation, a related interest of Antonio R. Sanchez, Jr., who is a director and principal shareholder of the Company, jointly own, in varying percentages, certain aircraft used for business purposes by IBC, the other bank subsidiaries and Sanchez Oil and Gas Corporation. The net book value of IBC's aggregate interest in such aircraft as of April 3, 2006 was approximately $13 million. Each bank subsidiary and Sanchez Oil and Gas Corporation pay the pro rata expense related to their actual use of the aircraft.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under the securities laws of the United States, the Company's directors, its executive officers and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file such reports by the applicable dates during 2004. The Company believes that all of these filing requirements were timely satisfied. In making these disclosures, the Company has relied solely on written representations of its directors, executive officers and ten percent shareholders and copies of the reports that they have filed with the Commission.

PROPOSAL—2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors of the Company has appointed the firm of KPMG LLP to audit the accounts of the Company for the 2006 fiscal year. The firm has audited the books of the Company and its predecessor, IBC, annually since 1979.

        Audit services rendered by KPMG LLP for the fiscal year ended December 31, 2005 included the annual audit of the Company's consolidated financial statements, which are included in reports to shareholders and the Securities and Exchange Commission; and consultation on accounting and related matters and services performed in connection with other regulatory filings.

        Representatives of KPMG LLP are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        Ratification of the appointment of independent auditors is not a matter which is required to be submitted to a vote of shareholders, but the Board of Directors considers it appropriate for the shareholders to express whether they ratify the appointment. If shareholder ratification is not obtained, the Board of Directors would consider an alternative appointment for the succeeding fiscal year. The Board of

Directors of the Company recommends that the shareholders ratify the appointment of KPMG LLP as the independent auditors. The affirmative vote of a majority of the shares present and entitled to vote thereon will constitute approval.

PROPOSAL—3

PROPOSAL TO APPROVE THE INTERNATIONAL BANCSHARES CORPORATION 2006 EXECUTIVE INCENTIVE COMPENSATION PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING RESOLUTION

  "RESOLVED: That the International Bancshares Corporation 2006 Executive Incentive Compensation Plan adopted by the Board of Directors on March 9, 2006 be and hereby is approved, ratified and confirmed"

        In furtherance of its belief that the continued success of the Company depends on its ability to attract, retain and motivate key employees, and in view of tax legislation which imposes limits on the Company's ability to deduct employee compensation, the Salary and Steering Committee of the Board of Directors of IBC (the "Committee") has reviewed the Company's executive incentive compensation program and recommends that the Company's shareholders approve the 2006 Executive Incentive Compensation Plan (the "2006 EICP" or the "Plan"). In order for payment of certain incentive awards to be deductible to the Company under the current Internal Revenue Code, they must be paid under a plan like the 2006 EICP. Shareholder approval of the 2006 EICP is necessary to pay the incentive awards contemplated by the Plan.

        The approval of the Company's shareholders is required for adoption of the 2006 EICP.

        The principal features of the 2006 EICP and of the operating guidelines which the Committee has adopted to implement the Plan are described below. The provisions are very similar to the provisions of the 1997 Executive Incentive Compensation Plan. Upon obtaining shareholder approval the 2006 EICP will replace the 1997 EICP. The full text of the 2006 EICP is annexed hereto as Exhibit A and should be referred to for a complete description of the provisions of the Plan.

        Generally. The 2006 EICP provides for certain executive officer(s) of the Company to be granted annual incentive cash awards consistent with the objectives and limitations of the Plan. If approved by the Company shareholders, it is anticipated that the first award under the 2006 EICP will be made in January, 2007 to Mr. Nixon. The amount of the award is not known at this time.

        Administration. The 2006 EICP vests broad powers in the Committee to administer and interpret the Plan. The Committee shall consist of two or more members of IBC's Board of Directors who are also members of the Company's Board of Directors and who are considered outside and disinterested for the purposes of the Internal Revenue Code and the Securities Exchange Act of 1934.

        The Committee's powers include authority, within the limitations set forth in the Plan, to select the person(s) to be granted awards, to determine the time when awards will be granted, to determine whether objectives and conditions for earning awards have been met, to determine whether payment of an award will be made at the end of an award period or deferred, and to determine whether an award or payment of an award should be reduced or eliminated.

        Eligibility to Receive Awards. Executive officers of the Company may at the discretion of the Committee be granted annual incentive awards under the 2006 EICP. The Company currently has three Executive Officers. Because the selection of participants is discretionary, it is impossible to determine the number of persons who will be eligible for awards under the Plan during its term. However, it is anticipated that only the Company's President will receive an award next year under the Plan.

        Annual Incentive Awards. The amount of annual incentive awards paid to eligible executives under the 2006 EICP will be based upon the achievement by the Company of either one of the specified (i) return on average total assets or (ii) return on average total shareholders' equity targets which have been established in advance by the Committee. No payment under the Plan will be made unless at least one of the minimum return targets is met. All payments under the Plan will be made by International Bank of Commerce, Laredo, Texas.

        In calculating the return for the purpose of certifying that a performance target has been achieved, the Committee will exclude significant unusual charges or income, including gains and losses resulting from changes in accounting, which are distortive of results year over year. "Significant unusual" items are items which are unusual as to their frequency or as to their size, as defined under U.S. generally accepted accounting principles.

        Negative Discretion. Notwithstanding attainment of a target established for an award under the 2006 EICP, the Committee has the discretion to reduce some or all of an award that would otherwise be paid.

        Award Maximum. No participant may receive more than 2.5% of the total income before income taxes of the Company for the year under the 2006 EICP in any calendar year.

        Amendment and Termination. The Committee may amend or terminate the 2006 EICP so long as such action does not adversely affect any rights or obligations with respect to awards already outstanding under the Plan. Unless the shareholders of the Company shall have first approved thereof, no amendment of the Plan may increase the maximum amount per year which can be paid to any one participant under the Plan, change the performance goals for the awards or modify the requirements as to eligibility for participation in the Plan. The Committee may amend the Plan operating guidelines from time to time, consistent with the Plan.

        No awards may be made under the 2006 EICP after December 31, 2016.

        Federal Tax Consequences. Under the Internal Revenue Code as presently in effect, a grant of an award under the 2006 EICP would have no federal income tax consequence. The payment of the award is taxable to a participant as ordinary income. Amounts taxable to employees under the Plan will be deductible by the Company as compensation.

        Whether or not an executive officer of the Company participates in the 2006 EICP, each executive officer of the Company will continue to be eligible to receive a cash bonus under IBC's existing, discretionary cash bonus program.

        The Board of Directors recommends that shareholders vote FOR this proposal. The affirmative vote of the holders of a majority of the shares entitled to vote on this matter and represented in person or by proxy is required to approve the Plan. The persons named in the accompanying proxy will vote in accordance with the choice specified there on, or, if no choice is properly indicated, in favor of the adoption of the Plan.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

        The 2007 Annual Meeting of Shareholders will be held on May 16, 2007. In connection with the Company's next annual meeting, shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 12 of the Company's Bylaws, which provides that business at an annual meeting of shareholders must be (a) pursuant to the Company's notice of meeting, (b) by or at the direction of the Board of Directors or(c) by any shareholder of the Company who was a shareholder of record at the time of giving of notice provided for in Section 12 of the Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in Section 12. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Corporate Secretary.

        To be timely, a shareholder's notice shall be delivered to the Secretary of the Company at 1200 San Bernardo Avenue, Laredo, Texas 78042 not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The Company's 2006 Proxy Statement was first sent to shareholders on April 17, 2006. Thus, the notice must be received by the Company no later than March 16, 2007. Such shareholder's notice is required to set forth as to each matter the shareholder proposes to bring before an annual meeting certain information specified in the Bylaws. A copy of the Bylaws of the Company may be obtained from the Secretary of the Company at the address set forth above.

        Proposals from shareholders which are intended to be included in the proxy statement relating to the Company's 2007 Annual Meeting of Shareholders must comply with Rule 14a-8 under the Exchange Act and must be received in writing by the Company at its principal executive offices at the address set forth above no later than December 20, 2006.

OTHER MATTERS

        No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as Proxies will vote for such substitute nominee(s) as the Board of Directors recommends, or in the absence of such recommendation, such other persons as they consider to be in the best interests of the Company.

INTERNATIONAL BANCSHARES CORPORATION
Dennis E. Nixon President
Dated: April 17, 2006

THE COMPANY'S 2005 ANNUAL REPORT IS BEING FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS OF RECORD AS OF THE RECORD DATE. THE ANNUAL REPORT DOES NOT CONSITUTE A PART OF THIS PROXY STATEMENT OR PROXY SOLICITATION MATERIAL. THE COMPANY WILL PROVIDE SHAREHOLDERS WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE PERIOD ENDED DECEMBER 31, 2005, WITHOUT CHARGE, UPON WRITTEN REQUEST ADDRESSED TO THE TREASURER OF THE COMPANY, MS. IMELDA NAVARRO AT:

INTERNATIONAL BANCSHARES CORPORATION
P. O. Box 1359
Laredo, Texas 78042-1359
(956) 722-7611 Extension 6222

EXHIBIT A

INTERNATIONAL BANCSHARES CORPORATION
2006 EXECUTIVE INCENTIVE COMPENSATION PLAN

1.
Purpose.

        The principal purposes of the International Bancshares Corporation 2006 Executive Incentive Compensation Plan (the "Plan") are to provide incentives and rewards to executive officers of International Bancshares Corporation (the "Company") who have significant responsibility for the success and growth of the Company.

2.
Administration of the Plan.

        The Plan shall be administered by the Salary and Steering Committee (the "Committee") of the Board of Directors of International Bank of Commerce, Laredo, Texas ("IBC"). The Committee shall be appointed by the Board of Directors of IBC and shall consist of two or more members of the Board of IBC who are also outside, disinterested members of the Board of the Company.

        The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include authority (within the limitations described herein) to select the persons to be granted awards under the Plan, to determine the time when awards will be granted, to determine whether objectives and conditions for earning awards have been met, to determine whether awards will be paid at the end of the award period or deferred, and to determine whether an award or payment of an award should be reduced or eliminated.

        The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any person receiving an award under the Plan.

3.
Eligibility.

        Executive officers of the Company selected by the Committee, in its discretion, will be granted awards under the Plan.

4.
Awards.

          (a)   Types of Awards.    Selected executive officers of the Company shall be granted annual incentive awards under this Plan in January of each year.

          (b)   Performance Targets.    The Committee has established return on average total assets and return on average total shareholders' equity targets, either one of which must be met in order for an award to be earned under this Plan. These targets will not be amended without shareholder approval.

          (c)   Payment of Awards.    Awards will be payable in cash each year upon certification by the Committee that the Company achieved at least one of the specified performance targets for the preceding year. No payment under the Plan will be made unless at least one of the return targets is met. IBC will pay all awards under the Plan.

          (d)   Negative Discretion.    Notwithstanding the attainment by the Company of at least one of the specified return targets, the Committee has the discretion, by participant, to reduce some or all of an award that would be otherwise paid.

E-A-1

          (e)   Maximum Awards.    No participant may receive more than a maximum of 2.5% of the total income before income taxes of the Company for the year under the Plan in any calendar year.

5.
Miscellaneous Provisions.

          (a)   Guidelines.    The Committee shall adopt from time to time written policies for its implementation of the Plan.

          (b)   Withholding Taxes.    The Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards.

          (c)   No Rights to Awards.    Except as set forth herein, no employee or other person shall have any claim or right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries or affiliates.

          (d)   Costs and Expenses.    The cost and expenses of administering the Plan shall be borne by IBC and not charged to any award nor to any employee receiving an award.

          (e)   Funding of Plan.    The Plan shall be unfunded. Neither the Company nor IBC shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.

6.
Effective Date, Amendments and Termination.

          (a)   Effective Date.    The Plan shall become effective on the date it is approved by the Company's shareholders.

          (b)   Amendments.    The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan. Unless the shareholders of the Company shall have first approved thereof, no amendment of the Plan shall be effective which would increase the maximum amount which can be paid to any one participant under the Plan, which would change the specified performance goal for payment of awards or which would modify the requirements as to eligibility for participation in the Plan.

          (c)   Termination.    No awards shall be made under the Plan after December 31, 2016.

E-A-2

ANNEX A

INTERNATIONAL BANCSHARES CORPORATION

Audit Committee Charter

I.     Audit Committee Purpose

        The Audit Committee is appointed annually by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the quality and integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance, and ethical behavior.

  •
  Monitor the independence, qualifications and performance of the Company's independent auditors and internal auditing department.

  •
  Monitor the Company's financial statements and other financial information provided by the Company to its shareholders, the public and others.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. At the Company's expense, the Audit Committee has the ability to retain and determine the funding for special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties as set forth in Section 301 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"). The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Company to provide the Committee with the support of one or more Company employees to assist it in carrying out its duties. The Committee may request that any officer or employee of the Company or the Company's outside counsel or independent auditors attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

II.    Audit Committee Composition and Meetings

        Audit Committee members shall meet the independence and experience requirements of Section 36 of the Federal Deposit Insurance Act, the Nasdaq Stock Market, Inc. ("Nasdaq"), the Securities and Exchange Commission ("SEC"), Sarbanes-Oxley and all other applicable legal requirements, at the time of their appointment. The Audit Committee shall be comprised of three directors as determined by the Board. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        The Committee shall meet at least four times annually, or more frequently if necessary to fulfill its responsibilities. If circumstances warrant, an unscheduled meeting of the Committee can be called with or without the presence of the Company's management. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and separately as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

        In carrying out its responsibilities, the Committee believes it policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

III.  Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  Review and reassess the adequacy of this Charter as circumstances dictate, but at least annually. Submit the charter to the Board of Directors for approval and have the document published in accordance with SEC regulations.

  2.
  Review and discuss with management and the independent auditors the Company's annual audited financial statements and the related MD&A and other disclosures in the Company's Form 10-K.

  3.
  Review with financial management and the independent auditors any interim financial information that may be available and the Company's quarterly financial results and/or the Company's quarterly financial statements, including the Company's MD&A disclosures. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  4.
  Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

  5.
  Review and discuss quarterly reports from the independent auditors on:

  a.
  All critical accounting policies and practices to be used.

  b.
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

  c.
  Other material written communication between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

  6.
  In consultation with management, the independent auditors, and the internal auditors, consider the effectiveness and integrity of the Company's financial reporting processes and controls, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls are desirable. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses. Meet with management at least quarterly to discuss such matters in accordance with Section 302 of Sarbanes-Oxley.

  7.
  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  8.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  9.
  Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internals controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  Independent Auditors

  10.
  The independent auditors are ultimately accountable to, and shall report directly to, the Audit Committee, pursuant to Section 301 of Sarbanes-Oxley. The Audit Committee shall review the independence and performance of the auditors and shall have the sole authority to appoint the independent auditors or approve any discharge of auditors when circumstances warrant. In addition, the Committee shall be directly responsible for the compensation, oversight of the work and evaluation of any independent auditors employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work.

  11.
  Pursuant to Section 202 of Sarbanes-Oxley, the Audit Committee must pre-approve the fees and other significant compensation to be paid to the independent auditors in exchange for auditing services and permissible non-audit services, either directly or pursuant to such processes as are in accordance with Sarbanes-Oxley and that are determined to be advisable. In no event shall the independent auditors perform any non-audit services for the Company that are prohibited by Section 10A(g) of the Securities Exchange Act of 1934 (the "Exchange Act") or the rules of the SEC, Nasdaq or the Public Corporation Accounting Oversight Board.

  12.
  Pursuant to Section 204 of Sarbanes-Oxley, the Audit Committee must receive from the independent auditors on a timely basis information concerning (i) all critical accounting policies and practices used by the Company, (ii) alternative accounting treatments that have been discussed with management along with the potential ramifications of using those alternatives and the treatments preferred by the independent auditor and (iii) other written communications provided by the auditor to management, including a schedule of unadjusted audit differences.

  13.
  On an annual basis, the Committee should obtain and review from the independent auditors a report from the independent auditor describing (i) all significant relationships they may have with the Company that could impair the auditor's independence, with special attention given to any non-audit services that the auditors may have provided the Company; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditor, or by any investigation by governmental or professional authorities within the last five years, and any steps taken to address these issues and (iii) the auditor's assessment of the Company's internal quality control procedures, including an evaluation of the internal audit responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit. The Committee shall take additional actions, as necessary, to satisfy itself of the qualifications, performance and independence of the auditors.

  14.
  Review the independent auditor's audit plan—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  15.
  Discuss the results of the audit with the independent auditors, including auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues. Also, discuss certain matters required to be communicated to the audit committees in accordance with AICPA SAS 61.

  16.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting and the clarity of the Company's financial disclosure practices. Inquire as to the auditors' judgments regarding the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosure. Review any difficulties the auditor encountered in the course of its audit work (including any restrictions on the scope of the auditor's activities or on access to information, and any significant disagreements with management) and management's response.

  17.
  Oversee the rotation, at least once every five years, of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, in order to assure continuing auditor independence.

  18.
  Recommend to the Board policies for the hiring of employees or former employees of the independent auditor who were engaged on the Company's account that are consistent with Section 206 of Sarbanes-Oxley and other SEC rules.

  Internal Audit Department and Legal Compliance

  19.
  The Committee shall review the sufficiency of internal audit resources, the budget, plan, changes in plan, activities, organizational structure, staffing and qualifications of the internal audit department.

  20.
  Review the appointment, performance and replacement of the senior internal audit executive.

  21.
  At least quarterly, the Committee shall review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

  22.
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies and reports and disclosures of insider and affiliated party transactions. Also discuss such matters with management and the Company's internal auditors.

  Other Audit Committee Responsibilities

  23.
  Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  24.
  Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

  25.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

INTERNATIONAL BANCSHARES CORPORATION
For the Annual Meeting of Shareholders
Called for May 15, 2006

        The undersigned shareholder(s) of International Bancshares Corporation, a Texas corporation (the "Company"), hereby appoint(s) Lester Avigael, Irving Greenblum, and Richard E. Haynes, and each of them, as Proxies, each with power to appoint his substitute, and hereby authorize(s) them to vote, as designated below, all the shares of Company's Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company, to be held on Monday, May 15, 2006 at 7:00 P.M., local time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

1.
ELECTION OF DIRECTORS. Nominees: L. Avigael, I. Greenblum, R.D. Guerra, R.E. Haynes, D. B. Hastings, Jr., I. Navarro, S. Neiman, P. J. Newman, D.E. Nixon, L. Salinas, A. R. Sanchez, Jr.

FOR, all nominees listed above ☐	FOR, all nominees listed above, except for the nominee(s) set forth on the line below ☐
WITHHOLD AUTHORITY, to vote for all nominees listed above ☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

The Board of Directors recommends a vote FOR all nominees.

2.
PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP as the independent auditors of the Company for the 2006 fiscal year.

FOR    ☐                        AGAINST    ☐                        ABSTAIN     ☐

The Board of Directors recommends a vote FOR the above ratification.

(Continued on reverse side)

3.
PROPOSAL TO APPROVE THE INTERNATIONAL BANCSHARES CORPORATION 2006 Executive Incentive Compensation Plan.

FOR    ☐                        AGAINST    ☐                        ABSTAIN     ☐

The Board of Directors recommends a vote FOR the above proposal.

4.
In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES AND "FOR" PROPOSALS 2 AND 3 ABOVE.

        The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company dated April 17, 2006.

Dated: , 2006	Signature(s)

(Signature should agree with name of stock Certificate as stenciled thereon Executors, Administrators, Trustees, etc. should so indicate when signing).
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO ITS EXERCISE

I                  do              do not plan to attend the Meeting.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2006
PROXY STATEMENT
SOLICITATION AND REVOCATION OF PROXIES
VOTING AT MEETING
PROPOSAL—1 ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
ANNUAL MEETING ATTENDANCE
PRINCIPAL SHAREHOLDERS
SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN 2005 AND FY-END OPTION VALUES
REPORT OF THE SALARY AND STEERING COMMITTEE
REPORT OF THE STOCK OPTION PLAN COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL ACCOUNTANT FEES AND SERVICES
SALARY AND STEERING COMMITTEE AND STOCK OPTION PLAN COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
DIRECTOR INDEPENDENCE
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
CODE OF ETHICS
TOTAL RETURN ANALYSIS
INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS
Section 16(a) Beneficial Ownership Reporting Compliance
PROPOSAL—2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL—3 PROPOSAL TO APPROVE THE INTERNATIONAL BANCSHARES CORPORATION 2006 EXECUTIVE INCENTIVE COMPENSATION PLAN
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
OTHER MATTERS
EXHIBIT A INTERNATIONAL BANCSHARES CORPORATION 2006 EXECUTIVE INCENTIVE COMPENSATION PLAN
ANNEX A INTERNATIONAL BANCSHARES CORPORATION Audit Committee Charter